UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 8, 2005



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-13279                 95-4647021
 (State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)           file number)         Identification Number)

                       6001 36th Avenue West                 98203-1264
                       Everett, Washington                   (Zip Code)
                          www.unova.com
                          -------------
    (Address of principal executive offices and Internet site)

       Registrant's telephone number, including area code: (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)  Appointment of Principal Officers.

On September 8, 2005, the Board of Directors of UNOVA, Inc. (the "Company") elected Fredric B. Anderson Vice President and Controller and named him Acting Chief Financial Officer.

Mr. Anderson, age 38, has served as Director of Accounting and Financial Reporting, and in the capacity of Chief Accounting Officer, since he joined the Company in July 2002. He came to the Company after nearly 12 years with Ernst & Young LLP, where he spent nine years in the audit department, including six years in San Diego and three years on an international expatriate assignment in Buenos Aires, Argentina. In 1999, he joined the transaction services group in Ernst & Young's Los Angeles office, where he provided consulting and due diligence services related to client acquisitions and divestitures.

Mr. Anderson holds a B.B.A. in Accounting and a Masters in International Business from the University of San Diego.

In connection with his promotion to Vice President and Controller, Mr. Anderson was granted a new compensation package effective September 1, 2005, including an annual base salary of $181,165, a target bonus of 50 percent of base salary, and a Change of Control Employment Agreement in the form entered into between the Company and other officers at the level of Vice President. That form of agreement was filed as Exhibit 10.7 to the Company's 1999 Annual Report on Form 10-K.

(d)  Election of Directors.

Oren G. Shaffer was elected a director of the Company on September 8, 2005, when the Board of Directors expanded its membership from nine to ten. Mr. Shaffer is Vice Chairman and Chief Financial Officer of Qwest Communications International Inc. ("Qwest"). He has been appointed a member of the Audit and Compliance Committee and of the Compensation Committee of the Company's Board.

The Company purchases telecommunications services from Qwest and its subsidiaries, most of which are public utility regulated services. The Company has also provided services to Qwest in the ordinary course of its business. There have been no transactions between the companies in the past three years that are required to be reported here under Item 404(a) of Regulation S-K.

A copy of the Company's press release of September 8, 2005, announcing Mr. Shaffer's election, is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits.

The following exhibit is attached as part of this report:

Exhibit
Number         Description
------         -----------
99.1           Press Release issued by the Company dated September 8, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNOVA, INC.



                                      By:          /s/ Janis L. Harwell
                                           -------------------------------------
                                                      Janis L. Harwell
                                       Senior Vice President and General Counsel
September 13, 2005


                                       2